Exhibit 10.5

TRA 0156-04/O

OFFICIAL TRANSLATION

REPUBLICA DEL PERU (THE REPUBLIC OF PERU)

RAFAEL TOLEDO SEGURA

ATTORNEY AT LAW AND NOTARY PUBLIC IN AND FOR LIMA

AV. JAVIER PRADO ESTE 1838, PISO 2, SAN BORJA, LIMA 41

TELEPHONES: 475-7030, 476-4281, 476-2589

FAX: 476-1235

E-mail: notaria@toledo.com.pe

FIRST CERTIFIED COPY OF

THE NOTARIALLY RECORDED INSTRUMENT EVIDENCING

THE OPTION ASSIGNMENT AGREEMENT

ENTERED INTO BY AND BETWEEN

SOCIEDAD MINERA CORONA S.A.

AND

MINERA PERU COPPER SYNDICATE

Lima, November 20, 2003

Kardex	:	3804	Preliminary Agreement	:	613
Page	:	5610	Notarially Recorded Instrument	:	724

In the City of Lima, on November 20, 2003, the following persons appeared before me, Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima:

Eduardo GUBBINS GRANGER, a Peruvian citizen, married, industrial engineer, identified by National Identity Card (DNI) 08264418, with evidence of having voted in the last elections.

Salvador GUBBINS GRANGER, a Peruvian citizen, married, mining businessman, identified by National Identity Card (DNI) 07278286, with evidence of having voted in the last elections, both of them with usual residence of Avenida Pedro de Osma 750, Barranco, Lima, Peru, acting on behalf, in the name and in stead of SOCIEDAD MINERA CORONA S.A., identified by Tax ID Number (RUC) 20217427593, authorized as per power of attorney registered with Entry 17, on Card 040033, of the Registry of Contracting Companies and Other Legal Entities.

J. David LOWELL, an American citizen, married, engineer, identified by Passport 152864350, duly authorized to sign agreements, issued by the Immigration and Naturalization Service of the Ministry of Internal Affairs, with usual residence at Av. Beatriz 789, Rio Rico, Arizona 85648, United States of America, in transit in Lima, acting on behalf, in the name and in stead of MINERA PERU COPPER SYNDICATE S.A., identified by Tax ID Number (RUC) 20506675457, authorized by power of attorney registered on Card 11532703, of the Registry of Companies in and for Lima, and on behalf, in the name and in stead of MINERA PERU COPPER SYNDICATE LTD., authorized by power of attorney registered on Card 11532465, of the Registry of Companies in and for Lima; and

Pursuant to the provisions of Article 55 of the Notaries Law, I attest having identified the parties before me, and I hereby state that they are individuals who are able to exercise their rights and to enter into any type of agreements and contracts, and that they act by their own free will and deed, fully knowledgeable of the legal act they were performing.

They presented to me a preliminary agreement authorized by an attorney at law, to be converted into a notarially recorded instrument, which reads as follows:

PRELIMINARY AGREEMENT

You are hereby requested, Mr. TOLEDO, acting as Notary Public in and for Lima to enter in your Registry of Deeds one evidencing an Option Assignment Agreement entered into by and between SOCIEDAD MINERA CORONA S.A., identified by Tax ID Number (RUC) 20217427593, with principal place of business at Avenida Pedro de Osma 450, Barranco, Lima, Peru, acting by and through Salvador GUBBINS GRANGER, identified by National Identity Card (DNI) 07278286, and Eduardo GUBBINS GRANGER, identified by National Identity Card (DNI) 08264718, as per power of attorney evidenced in Point 2 of the Final Provisions of the bylaws of SOCIEDAD MINERA CORONA S.A., registered with Entry 17, on Card 040033, of the Registry of Contracting Companies and Other Legal Entities (Registry of Companies) of the Public Records Office in and for Lima (hereinafter referred to as “CORONA”);

and MINERA PERU COPPER SYNDICATE S.A., with Tax ID Number (RUC) 20506675457, with principal place of business at Calle Morelli 109, Piso 5, San Borja, Lima, Peru, acting by and through James David LOWELL, identified by American Passport 152864350, duly authorized by power of attorney registered with Entry 1 on Card 11532703, of the Registry of Companies of the Public Records Office in and for Lima (hereinafter referred to as “PERU COPPER SYNDICATE”) under the following terms and conditions:

ONE:

On June 11, 2003 PERU COPPER SYNDICATE and CENTROMIN PERU S.A. signed an Option Transfer Agreement, whereby the option term set forth in the said agreement, once PERU COPPER SYNDICATE executed the option, it will sign an Option Transfer Agreement with CENTROMIN PERU S.A., whereby, it will transfer to PERU COPPER SYNDICATE S.A., among other property, the so-called mining concessions configuring the Toromocho Project.

Included in the mining concessions forming part of the Toromocho Project, is the concession known as TOROMOCHO THREE, registered as 4357-N, located in the District of Morococha, Province of Yauli, Department of Junin, with an area of 113.6 ha. The above-mentioned mining concession encompasses an area known as “Buenaventura Area”, with an area of 36,1509 ha, defined according to the following coordinates:

North	East

1. 8 715 666 546	375 048 796

2. 8 715 468 623	375 084 089

3. 8 715 415 955	374 749 166

4. 8 715 186 558	374 784 083

5. 8 715 095 483	374 206 526

6. 8 715 285 660	374 176 300

7. 8 715 306 330	374 291 980

8. 8 715 340 000	374 266 168

9. 8 715 314 381	374 103 248

10. 8 715 508 524	374 069 322

11. 8 715 540 604	374 052 339

12. 8 715 610 423	374 187 667

13. 8 715 562 124	374 213 244

14. 8 715 712 938	374 406 942

15. 8 715 637 359	374 465 857

16. 8 715 558 558	374 363 977

17. 8 715 576 365	374 476 900

18. 8 715 626 115	374 540 948

19. 8 715 590 973	374 569 538

TWO:

Under the scope prescribed in Article 165 to Article 171 of the Consolidated Text of the Mining Law, PERU COPPER SYNDICATE hereby unconditionally and irrevocably agrees to enter, in the future, into a final assignment agreement with CORONA, whereby PERU COPPER SYNDICATE will transfer to CORONA the ownership of the so-called “Buenaventura Area” cited in the previous clause.

Prior to the assignment, PERU COPPER SYNDICATE agrees to divide the TOROMOCHO THREE mining right in such manner that the result of this division, the so-called “Buenaventura Area” subject matter of the Option Assignment Agreement becomes an independent mining concession, without prejudice to the said independent mining concession continue to support the charge specified in Point 5.8 in Clause Five of this Agreement.

THREE:

The option right shall be exercised exclusively by CORONA. To exercise such option right, CORONA must forward a written notice to PERU COPPER SYNDICATE within the term of this Agreement, which is set forth in Clause Four below, enclosing with such written notice the document described in the same Clause Four below.

FOUR:

The term of this Option Assignment Agreement is five (5) years, as from the date of signing hereof. At any time during the term of this Agreement, CORONA may exercise the option right, it being sufficient to forward a written notice to PERU COPPER SYNDICATE stating its decision to exercise the option right, provided that PERU COPPER SYNDICATE has executed the option right contained in the Option Transfer Agreement entered into with CENTROMIN PERU S.A. on June 11, 2003 as a result of having been awarded the International Public Bidding PRI-79-2003, Promotion of Private Investment in the Toromocho Project.

Moreover, at any time during the term of this Agreement, CORONA may terminate the Agreement, being sufficient to this effect for CORONA to send a written notice to PERU COPPER SYNDICATE stating its intention to terminate the Agreement. In this case,

CORONA obliges to sign the corresponding preliminary agreement and notarially recorded instruments evidencing the termination of the Option Transfer Agreement, with all administrative, notarial and filing fees to be borne by CORONA.

FIVE:

The terms and conditions of the future final Assignment Agreement are as follows:

5.1	The term of the Assignment Agreement shall be thirty (30) years, as from the date of signing by the parties, notwithstanding its conversion into a notarially recorded instrument and subsequent filing with the Public Records Office.

5.2	PERU COPPER SYNDICATE and CORONA expressly states that the development of the Toromocho Project will have priority over the exploration and exploitation of the mining right subject matter of the assignment by PERU COPPER SYNDICATE in favor of CORONA.

The parties hereby expressly agree that if during the effective term of the Assignment Agreement, at its sole discretion, PERU COPPER SYNDICATE decides to terminate the Concession Contract, it may do so, being sufficient to this effect for PERU COPPER SYNDICATE to send a notice to CORONA of its decision to terminate the Assignment Agreement, through notarial letter, at least sixty (60) calendar days prior to such termination. In the case of the early termination referred to in the preceding paragraph, PERU COPPER SYNDICATE shall pay CORONA: a) the amount of US$8,000,000 (Eight Million US Dollars) if such early termination occurs within the first five (5) years of the Assignment Agreement; or b) the amount of US$2,000,000 (Two Million US Dollars) if such early termination occurs after the fifth anniversary of the signing of the Assignment Agreement.

PERU COPPER SYNDICATE shall make the above-mentioned payment within ninety (90) calendar days following the date of its notice advising of its decision to terminate the Assignment Agreement. On the other hand, at any time during the effective term of the Assignment Agreement, CORONA may decide to terminate such Agreement, with full right and effective immediately, it being sufficient to forward a notarial letter to PERU COPPER SYNDICATE at least thirty (30) calendar days in advance, indicating that the assignment is being terminated.

To exercise such a right, CORONA must not have any outstanding obligations with CENTROMIN PERU S.A. with respect to the royalties referred to in Point 5.4 of this clause.

The exercise of the aforementioned right, by CORONA or PERU COPPER SYNDICATE, does not confer the other party any right to request – in or out of court – an indemnity for damages.

5.3	CORONA is hereby authorized to use the mineral extracted as a result of works related to the exploration or exploitation of the mining rights subject matter of the assignment, enjoying to this effect full freedom to carry out the exploration, development and exploitation works, as well as the execution of works, such as sampling, analyses, etc., without prejudice to carrying them out in a rational manner, in compliance with the opinion and criteria given by its technical personnel, pursuant to the provisions of the Mining Law, its Mining Health and Safety Regulations, mining environmental regulations, etc.

5.4	In exchange for the minerals extracted and sold by CORONA under the assigned mining right, CORONA shall pay within fifteen (15) days following each calendar semester as from the first sale of minerals to third parties, royalties equivalent to the specification contained in Item b), Clause Three of the Addendum to the Option Transfer Agreement for the Mining Concessions related to the Toromocho Project signed by PERU COPPER SYNDICATE and CENTROMIN PERU S.A. on November 12, 2003, which includes Point 4.8 of Clause Four of the Transfer Agreement, which forms part of the said Option Transfer Agreement as an exhibit.

Applicable to the procedure used for the payment of royalties, is the contractual agreement contained in Point 4.4 of Clause Four of the Transfer Agreement indicated in the previous paragraph.

5.5	As assignee, CORONA agrees to comply with its obligations associated with the mining right assigned by PERU COPPER SYNDICATE, as well as the obligations stipulated in Title Six, Chapter I of the Mining Law.

CORONA shall be responsible for all the obligations set forth in the Option Transfer Agreement; and if applicable, in the Transfer Agreement, as detailed in the preceding point, with reference to the 36,1509 ha area subject matter of this Option Assignment Agreement, with PERU COPPER SYNDICATE declaring that the party directly responsible to CENTROMIN PERU S.A. for compliance of the contractual obligations deriving from the aforementioned agreements, is – and will always be – PERU COPPER SYNDICATE. Accordingly, any event of default by CORONA shall not have an effect on the compliance of obligations by PERU COPPER SYNDICATE with CENTROMIN PERU S.A.

5.6	Upon expiry of the term of this Agreement, or prior to such expiry, in the event that either CORONA or PERU COPPER SYNDICATE decides its early termination in exercise of the rights conferred herein, CORONA shall have a period of six (6) months to remove all of its equipment, machinery, rails, etc., which it may have installed for the purposes of exploration or exploitation in the mining right being assigned or on the surface of the land or adjacent thereto.

5.7	PERU COPPER SYNDICATE shall have the right of visiting, at its own cost, the area of the assigned mining right, without interfering with any exploration and/or exploitation works being carried out by CORONA.

5.8	At the time of the assignment of the mining right subject matter of the Agreement, it shall be absolutely free of mortgages or liens which may limit its assignment, except for the charge to be levied upon the said mining right in accordance with the contractual agreement made in Point 4.7 of Clause Four of the Transfer Agreement signed by PERU COPPER SYNDICATE and CENTROMIN PERU S.A., as stipulated above.

5.9	All notarial expenses as well as those related to the registration of the Assignment Agreement in the Public Records Office in and for Lima shall be in the account of CORONA, including a certified copy of a notarially recorded instrument of the Agreement, to be delivered by CORONA to PERU COPPER SYNDICATE.

SIX:

Any other case of litigation, dispute, controversy, difference or claim, arising from or related to this Agreement, in the compliance with this Agreement, or deriving from or associated with this Agreement, or with the matters thereof, including but not limited to legal, property or technical aspects, shall be resolved through arbitration, in accordance with the provisions of the Arbitration Regulations of the National Institute of Mining, Petroleum and Energy Law, to which the parties unconditionally submit themselves.

This Institute shall be responsible for carrying out the said arbitration, which shall be deemed to be the only means or court for the solution of the aforementioned disputes or controversies, with its award being final, binding and conclusive. There will be three (3) arbitrators, with the parties appointing one each. The two appointed arbitrators shall appoint the third arbitrator, who will preside over the proceedings.

If one of the parties fails to appoint its arbitrator within fifteen (15) calendar days of receipt of a written request sent by the party requesting arbitration; or if within a similar term of fifteen (15) calendar days, as from the appointment of the last arbitrator, they fail to appoint the Chairman of the arbitration court, the designation of the missing arbitrator, or the designation of the Chairman of the arbitration court shall be made, upon request of any of the parties, by the National Institute of Mining, Petroleum and Energy Law. In the event that, because of any circumstances, a substitute arbitrator is to be designated, he shall be appointed following the procedure described above for the designation of arbitrators.

SEVEN:

For all purposes related to the performance of this Agreement, the parties hereby state that their domiciles are those indicated in the introductory part hereof. For any changes of domicile to have effect it must be notified in writing to the other party.

EIGHT:

All notarial expenses and all expenses related with the registration of this Agreement in the Public Records Office in and for Lima shall be in the account of CORONA, including a certified copy of the notarially recorded instrument relating to this Agreement, which is to be submitted by CORONA to PERU COPPER SYNDICATE.

Signed in two (2) counterparts in the City of Lima, on November 19, 2003.

(three illegible signatures)

This preliminary agreement is authorized by Milagros SILVA-SANTISTEBAN C., Attorney at Law, with Lima Bar Association Registration Number (CAL) 14951.

The granting of special powers is governed by the principle of literality. The existence of special powers which have not been explicitly conferred is not assumed.

CONCLUSION

In accordance with the provisions of Article 59 of the Notaries Law, the grantors read this instrument before me, and become familiar with its entire contents.

I, the undersigned Attorney at Law and Notary Public, DO HEREBY STATE that this notarially recorded instrument starts on page with Serial Number 4200110, ending on Page with Serial Number 4200119.

The signing process performed before me was completed on November 25, 2003.

(signed) Eduardo Gubbins Granger

(signed) Salvador Gubbins Granger

(signed) J. David Lowell

(signed) Rafael Toledo Segura

      Attorney at Law and Notary Public in and for Lima

I, Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima, pursuant to the provisions of Article 83 of the Notaries Law, DO HEREBY ISSUE a First Certified Copy of this Notarially Recorded Instrument issued on November 20, 2003, on Pages 5610 et seq, of my Registry of Deeds for the 2003 – 2004 period, signed by the parties and authorized by me. I certify that this document is a true copy of its original; therefore, I sign and seal it, in the City of Lima, on March 15, 2004.

(signed) Rafael Toledo Segura

      Attorney at Law and Notary Public in and for Lima / Seal

JUNTA DE DECANOS DE LOS COLEGIOS DE NOTARIOS DEL PERÚ

(BOARD OF DEANS OF THE PERUVIAN ASSOCIATION OF NOTARIES)

Pursuant to the provisions of the Bylaws, Article 11 of the Board of Deans of the Peruvian Association of Notaries, in accordance with Supreme Decree 023-2002-JUS, Article 2, Francisco VILLAVICENCIO CÁRDENAS acts herein in the name, in lieu and in stead of the Chairman of the Board of Directors of the said entity to certify that the signature and seals affixed to the foregoing document are the true, proper and respective handwriting and seals of Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima, currently in office.

Receipt: 18187

Lima, March 17, 2004

(signed) Francisco Villavicencio Cárdenas

      Attorney at Law and Notary Public

Seal / Raised seal

REPÚBLICA DEL PERÚ (THE REPUBLIC OF PERU)
MINISTERIO DE RELACIONES EXTERIORES
(MINISTRY OF FOREIGN AFFAIRS)
DIRECCIÓN GENERAL DE ASUNTOS CONSULARES
(CONSULAR AFFAIRS BUREAU)
LEGALIZACIONES (AUTHENTICATION OFFICE)	#240686

The foregoing signature of Francisco VILLAVICENCIO C. IS HEREBY AUTHENTICATED.

For the contents of the attached document, this Bureau assumes no responsibility.

Lima, March 18, 2004

(signed) Benjamin Victor Vial Carhuavilca

      Consular Proceedings Department

      Authentication Office / Seal / Raised Seal

GCD/LD/mcp__

270982K4

I, THE UNDERSIGNED CERTIFIED PUBLIC TRANSLATOR DO HEREBY CERTIFY THAT THIS IS A TRUE AND CORRECT TRANSLATION OF THE ORIGINAL TEXT IN SPANISH ATTACHED HERETO. THIS TRANSLATION SHALL NOT BE CONSIDERED AS AN ACKNOWLEDGMENT OF THE AUTHENTICITY OF THE ORIGINAL DOCUMENT.

IN WITNESS WHEREOF I HEREUNTO SET MY HAND AND AFFIX MY SEAL IN LIMA THIS 19TH DAY OF MARCH 2004.

/s/ MARIA DEL CARMEN PIZARRO SABOGAL
Maria del Carmen Pizarro Sabogal Certified Public Translator